EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICERS
PURSUANT TO U.S.C. SEC. 1350 (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

Each of the undersigned officers of InkSure Technologies Inc., a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that the Annual Report for the fiscal year ended December 31, 2011 (the "Form 10-K") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 12, 2012	/s/ Tal Gilat Tal Gilat, Chief Executive Officer

Date: March 12, 2012	/s/ David (Dadi) Avner David (Dadi) Avner, Chief Financial Officer